UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2021

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OASIS MIDSTREAM PARTNERS LP
(Exact name of registrant as specified in its charter)

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Delaware	001-38212	47-1208855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500

Not Applicable.
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	OMP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement
Crude Oil Gathering and Storage Agreement

On October 25, 2021, OMP Operating LLC (“OMP”), an indirect wholly-owned subsidiary of Oasis Midstream Partners LP (the “Partnership”) entered into a Crude Oil Gathering and Storage Agreement with Oasis Petroleum North America LLC (“OPNA”) and Oasis Petroleum Marketing LLC (“OPM”), both indirect wholly-owned subsidiaries of Oasis Petroleum Inc., pursuant to which (i) OPNA and OPM agreed to deliver into OMP’s crude oil gathering system all of the crude oil produced that is owned or controlled by OPNA or OPM (subject to certain limited exceptions) from a dedicated area in the City of Williston area, and (ii) OMP will perform certain gathering and storage services for the crude oil delivered. The Crude Oil Gathering and Storage Agreement provides for an initial term of 15 years.

Produced and Flowback Water Gathering and Disposal Agreement

On October 5, 2021, OMP entered into a Produced and Flowback Water Gathering and Disposal Agreement with OPNA, pursuant to which OPNA dedicated the City of Williston area to the Partnership for produced and flowback water gathering and disposal services. The Wild Basin Produced Water Gathering and Disposal Agreement provides for an initial term of 15 years.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS MIDSTREAM PARTNERS LP (Registrant)

Date: October 8, 2021	By:	OMP GP LLC, its general partner

	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary